GE INVESTMENTS FUNDS, INC.

Supplement Dated February 3, 2006

To Prospectus Dated May 1, 2005

At a meeting held on January 26, 2006, the Board of Directors (the “Board”) of GE Investments Funds, Inc. (the “Company”), approved several changes to the Real Estate Securities Fund (the “Fund”), an investment portfolio of the Company.

The Board approved the proposal of GE Asset Management Incorporated (“GEAM”), the investment adviser to the Fund, to replace Seneca Capital Management, LLC, the Fund’s current sub-adviser, with Urdang Capital Management, LLC. In addition, the Board also approved several other changes pertaining to the operation of the Fund. Because the adoption of each of these changes requires the approval of the shareholders of the Fund, the Board has called a special meeting of the shareholders of the Fund (the “Meeting”) at which the shareholders will be asked to approve:

(1)	an investment sub-advisory agreement among GEAM, the Company and Urdang, pursuant to which Urdang would serve as investment sub-adviser to the Fund;

(2)	the adoption of a “manager of managers” arrangement whereby GEAM, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval;

(3)	a change in the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from a diversified mutual fund to a non-diversified mutual fund and the elimination of two related fundamental investment policies on diversification; and

(4)	the amendment, elimination or reclassification of fundamental investment policies of the Fund relating to:

•	senior securities;
•	real estate investments;
•	making loans;
•	borrowings;
•	mortgaging, pledging and hypothecating of investments; and
•	illiquid investments.

The Meeting is scheduled to be held on or about March 22, 2006. The Board has established February 1, 2006 (the “Record Date”) as the date on which shareholders of record of the Fund will be entitled to vote on the proposed changes at the Meeting. Proxy materials describing the proposed changes in greater detail and seeking shareholder approval will be sent to persons holding shares of the Fund on the Record Date.

Because separate accounts of Genworth Life & Annuity Insurance Company and Genworth Life Insurance Company of New York (together, the “Insurance Companies”) are the only shareholders of the Fund, owners of variable annuity contracts and variable life insurance contracts (each, a “variable contract”) invested in the Fund on the Record Date will have the right to instruct the Insurance Companies as to the manner in which shares of the Fund attributable to their variable contracts should be voted. The Insurance Companies will send to owners of variable contracts indirectly invested in the Fund on the Record Date the proxy materials described above, along with voting instruction forms on which owners will be able to provide voting instructions.

This supplement should be retained with your prospectus for future reference.

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